Semiannual Report


                                    NEW AMERICA
                                    GROWTH
                                    FUND
                                   ---------------
                                    June 30, 1999
                                   ---------------

[GRAPHIC APPEARS HERE]

T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
New America Growth Fund

 .    U.S. stocks continued to rally in the first half, still led by large-cap stocks, but small- and mid-cap stocks rebounded in the second quarter.

 .    The New America Growth Fund posted a solid six-month gain that was slightly behind its benchmarks.

 .    Media and telecommunications stocks and consumer-related stocks were the best performers, while health care services stocks were the worst.

 .    A continued broadening trend in the market would benefit small- and mid-cap stocks in the service sector, where the fund invests.

FELLOW SHAREHOLDERS

The stock market in the first half of 1999 was quite robust. Much like the last several years, a vibrant domestic economy led to solid GDP growth, strong employment, and high consumer confidence. In spite of this exuberance, inflation continued to be very mild. All of these factors helped the Standard & Poor's 500 Stock Index rise 12.38% during the period. Beginning in April, the market took a dramatic and quite encouraging turn in favor of a broader list of stocks, and this benefited your fund.

  ----------------------
  PERFORMANCE COMPARISON
  --------------------------------------------------
  Periods Ended 6/30/99         6 Months   12 Months
  --------------------------------------------------
  New America Growth Fund         10.94%      11.54%
  S&P 500                         12.38       22.76
  Lipper Growth Funds Average     11.65       18.87

The fund's solid gain of 10.94% year-to-date represented a vast improvement over the previous six-month period, when the global financial crisis devastated the returns of all but a handful of the largest growth stocks. Nonetheless, market leadership over the six-month period was still quite narrow, as it was in 1998, with the largest 10 stocks in the S&P 500 contributing more than 40% of the index's total gain. The S&P 500's 12.38% gain was nearly double the S&P 400 MidCap Index's return of 6.87%. Another stunning example of the narrowness of the market is that, as of the end of March, 80% of all stocks were lagging the S&P 500 Index by more than 15 percentage points over the previous 12 months. By June, however, the figure was down to 69%, which may bode well for a continued broadening trend in the market. New America Growth invests in companies of all sizes seeking the best relative valuations, and has recently focused on the mid-cap area.

Given the degree of dominance by large-caps over the past 12 months, the New America Growth Fund did not keep pace with the average growth fund or the unmanaged S&P 500. The fund's 11.54% advance for the past year was respectable but below its average annual returns for the past 5- and 10-year periods of 23.04% and 17.58%, respectively.

MARKET ENVIRONMENT

Although we may sound like a broken record, the climate continued to be excellent for investors in the first half. We are now going on a record ninth consecutive year of economic expansion. With low inflation, low unemployment, and still-low interest rates, the stage was set for continued increases in consumer confidence. As a result, the consumer economy flourished and overshadowed an industrial economy that was mixed at best. Furthermore, corporate earnings accelerated since hitting a low of -2.8% in last year's third quarter. Earnings growth for the companies that make up the S&P 500 is expected to exceed 15% in the second half of the year.

Stocks were somewhat volatile in the first half, as fears of inflation led many to speculate that the Federal Reserve would act aggressively to stunt growth. Long-term interest rates rose above 6% in the second quarter for the first time in more than a year. However, in spite of the vigor in the economy, signs of inflation were not that strong and the central bank chose a moderate course. The Fed raised the federal funds target rate just 25 basis points (100 basis points equal one percentage point) and promptly adopted a

Among mid-size companies, growth continued to outperform value.

--------------------------------------
INFORMATION ON YEAR-END DISTRIBUTIONS
--------------------------------------------------------------------------------

To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site--www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts.

If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

neutral stance toward future hikes. In spite of low unemployment, wage growth has not accelerated and strong productivity gains appear to have mitigated much of that growth. Although cyclical and value stocks advanced late in the period, growth stocks still performed well in the first half, and, among mid-size companies, growth continued to outperform value. Many cyclical companies continued to see their results hurt by the problems in Asia, and investors are seeking out companies whose growth prospects are relatively immune to slowdowns in foreign economies. This has increased investor interest in the types of businesses New America focuses on - domestic, non-cyclical service-based companies.

The Internet mania that has swept mainstream America is a trend that cannot be ignored. Surely, the Internet is one of the most important developments in recent history. However, many Internet stocks have risen to valuations that defy logic. An unmanaged Internet index of 20 stocks surged 52% in the first half and more than 290% in the past 18 months, compared with the S&P 500's nearly 42% rise in the longer period. We have invested in several companies that will benefit greatly from the Internet, but have tended to stay away from many of the pure-play Internet stocks as the valuations are too extreme. We certainly want to be exposed to the Internet and its great growth prospects, but we will continue to be judicious with our entry points (that is, purchase prices). We firmly believe that any stock's valuation is a function of the future cash flows that the business will deliver. Buying companies just because they are generating a lot of revenues will be a poor strategy unless the companies are expected to generate significant cash flow in the future. Our focus is on finding the stocks that will generate that cash flow and then finding the appropriate entry point.


PORTFOLIO REVIEW

Each major sector had positive contributors to the portfolio in the first half, though consumer-related and media and telecommunications stocks tended to perform best as a strong economy paved the way for solid earnings growth. Five of the top 10 companies were in media and telecommunications. The fund's top performer was Circuit City Stores, which benefited from both a strong consumer economy and new digital product cycles. Western Wireless, which split into two companies - Western Wireless and VoiceStream Wireless - was the next best contributor during the six-month period. Western Wireless is a leading rural provider of wireless telecommunications services, while VoiceStream is a faster-growing PCS operator in major markets. AT&T Liberty Media, AirTouch Communications, Comcast, and MCI WorldCom were other media and telecommunications names that performed well in the period. First Data, the world's largest credit card processor, benefited as well from the strong consumer economy.

  SECTOR DIVERSIFICATION
  ---------------------------------------------------
                         6/30/98   12/31/98   6/30/99
  ---------------------------------------------------
  Financial Services       16.0%      15.4%     14.6%
  Consumer Services        35.7       39.6      35.8
  Business Services        44.1       44.8      47.8
  Reserves                  4.2        0.2       1.8
  ===================================================
  Total                   100.0%     100.0%    100.0%

Health care services was the fund's worst-performing industry. Total Renal Care Holdings, the second-largest worldwide provider of integrated dialysis services for patients suffering from chronic kidney failure, was the fund's worst contributor. The stock was weak due to a lack of expense control and an ongoing investigation into reimbursement issues at a lab business that represents only about 2% of the company. Omnicare, a leading geriatric pharmacy company, was the second worst, as changes in Medicare reimbursement put pressure on its customers. Cole National was also disappointing as it miscalculated the sales environment in its optical business and missed sales targets as a result.

Changes in sector weightings in the last six months were relatively modest. Business services continued to grow as a percentage of the fund, but it is important to note that our additions included stocks in several industries, such as health care services, computer services, and environmental services. New holdings included Republic Services, the fourth-largest provider of nonhazardous solid waste collection and disposal, NOVA, a credit card processor that focuses on the less-penetrated small and mid-market businesses, and Equifax, the leading provider of credit information on consumers. We reduced our consumer services positions slightly as we trimmed some stocks that had benefited from the strong economy and eliminated stocks such as AutoZone and Saks.

We remain excited about the fund's holdings. Among our largest are AT&T Liberty Media, Circuit City Stores, and Vodafone. Liberty Media is a portfolio of companies positioned to capitalize on the continuing growth of cable networks. The majority of the company's portfolio is centered around ownership interests in more than 100 cable networks, such as The Learning Channel and The Discovery Channel. In addition, Liberty Media boasts several investments in interactive TV and Internet infrastructure. As mentioned earlier, Circuit City is right in the middle of major digital product cycle for consumers. It will not be too long before DVD players, high-definition TVs, and digital cameras are commonplace. Our ownership of Vodafone came through its acquisition of AirTouch. The merger gave us the best portfolio of international wireless assets, and the combined company is poised for strong subscriber and cash flow growth.


OUTLOOK

The economy continues to look healthy, and the global environment looks much better than even six months ago. That said, many of the top 50 names in the S&P 500 remain very expensive on a relative valuation basis. We would feel much better about the market if it were to broaden significantly. There are many solid growth businesses that are not related to the Internet and are not among the top 50 S&P 500 stocks. Many of these trade at quite reasonable valuations and offer tremendous opportunities for growth.

The outlook for the New America Growth Fund is favorable, in our view. We expect most of the companies in the fund to grow faster than the typical S&P 500 stock, but they trade at lower multiples. In addition, given the service focus of the fund, many of the companies have high levels of recurring revenues. Such companies are by definition more stable than those that have to resell their products every day. While we are disappointed with the fund's relative performance over the past year, we remain excited about our holdings, which are leaders in their respective industries. We believe the market will continue to broaden such that these stocks will better reflect their strong prospects.

WE WOULD FEEL MUCH BETTER ABOUT THE MARKET IF IT WERE TO BROADEN SIGNIFICANTLY.

We would like to take this opportunity to introduce Marc Baylin to you. Marc, a business services analyst at T. Rowe Price for six years, has been a significant part of the fund's management team for several years as a member of its Investment Advisory Committee. He has agreed to take on an expanded role as executive vice president. In this role, Marc replaces Brian Berghuis, manager of the T. Rowe Price Mid-Cap Growth Fund, who served ably as executive vice president of New America Growth for many years and remains a member of the advisory committee. We are excited about Marc's greater involvement and confident he will add real value to future performance.


Respectfully submitted,

/s/ John H. Laporte

John H. Laporte
President and Chairman of the Investment Advisory Committee

/s/ Marc Baylin

Marc Baylin
Executive Vice President

July 21, 1999

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
  TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                        6/30/99
  ------------------------------------------------------------------------------
  AT&T Liberty Media                                                       3.2%
  Circuit City Stores                                                      2.9
  MCI WorldCom                                                             2.7
  Outdoor Systems                                                          2.6
  Vodafone                                                                 2.6
  ------------------------------------------------------------------------------
  Cendant                                                                  2.6
  Chancellor Media                                                         2.5
  Office Depot                                                             2.5
  Waste Management                                                         2.5
  Affiliated Computer Services                                             2.3
  ------------------------------------------------------------------------------
  Galileo International                                                    2.2
  Apollo Group                                                             2.1
  Freddie Mac                                                              2.1
  Home Depot                                                               2.1
  Catalina Marketing                                                       2.0
  ------------------------------------------------------------------------------
  Comcast                                                                  2.0
  First Data                                                               2.0
  Morgan Stanley Dean Witter                                               1.9
  BISYS Group                                                              1.8
  Costco Companies                                                         1.8
  ------------------------------------------------------------------------------
  Clear Channel Communications                                             1.8
  Associates First Capital                                                 1.8
  Outback Steakhouse                                                       1.8
  Kroger                                                                   1.8
  Premier Parks                                                            1.7
  ------------------------------------------------------------------------------
  Total                                                                   55.3%


  Note: Table excludes reserves.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
  CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


  6 Months Ended 6/30/99

  Ten Best Contributors
  -----------------------------------------

  Circuit City Stores              73(cent)
  Western Wireless                 68
  AT&T Liberty Media               65
  AirTouch Communications**        57
  First Data                       36
  Outback Steakhouse               35
  Comcast                          34
  MCI WorldCom                     31
  Morgan Stanley Dean Witter       30
  Catalina Marketing               27
  =========================================
  Total                           456(cent)

  Ten Worst Contributors
  -----------------------------------------

  Total Renal Care Holdings       -39(cent)
  Omnicare*                        30
  Cole National                    22
  Service Corp. International**    21
  Allied Waste Industries**        19
  Acxiom                           17
  Office Depot                     15
  Apollo Group                     13
  Freddie Mac                      12
  SunGard Data Systems             11
  =========================================
  Total                          -199(cent)


  12 Months Ended 6/30/99

  Ten Best Contributors
  -----------------------------------------

  MCI WorldCom                     91(cent)
  AirTouch Communications**        87
  AT&T Liberty Media               82
  Circuit City Stores              80
  Comcast                          77
  Western Wireless                 73
  Catalina Marketing               48
  Home Depot                       40
  Outback Steakhouse               37
  Chancellor Media                 34
  =========================================
  Total                           649(cent)

  Ten Worst Contributors
  -----------------------------------------

  Cole National                   -68(cent)
  General Nutrition                44
  Quorom Health Group**            43
  Sinclair Broadcast Group**       43
  Total Renal Care Holdings        41
  Paging Network**                 39
  Concentra Managed Care**         38
  Republic Industries**            36
  Franklin Resources               35
  Interim Services                 33
  =========================================
  Total                          -420(cent)


   * Position added
  ** Position eliminated

T. ROWE PRICE NEWAMERICA GROWTH FUND
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.


NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
                             [CHART APPEARS HERE]


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods Ended 6/30/99       1 Year    3 Years   5 Years    10 Years
  -------------------------------------------------------------------
  New America Growth Fund     11.54%     18.40%    23.04%      17.58%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          6 Months       Year
                             Ended      Ended
                           6/30/99   12/31/98   12/31/97   12/31/96   12/31/95   12/31/94
  NET ASSET VALUE
  Beginning of period     $  47.79   $  44.19   $  38.37   $  34.91   $  25.42   $  28.04
                          ------------------------------------------------------------------
  Investment activities
   Net investment income     (0.14)     (0.21)     (0.13)     (0.13)     (0.12)     (0.07)
   Net realized and
   unrealized gain (loss)     5.37       7.65       8.15       7.08      11.36      (2.02)
                          ------------------------------------------------------------------
   Total from
   investment activities      5.23       7.44       8.02       6.95      11.24      (2.09)
                          ------------------------------------------------------------------
  Distributions
   Net realized gain             -      (3.84)     (2.20)     (3.49)     (1.75)     (0.53)
                          ------------------------------------------------------------------
  NET ASSET VALUE
  End of period           $  53.02   $  47.79   $  44.19   $  38.37   $  34.91   $  25.42
                          ==================================================================

  Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
  Total return*              10.94%     17.89%     21.10%     20.01%     44.31%     (7.43)%
--------------------------------------------------------------------------------------------
  Ratio of total expenses to
  average net assets          0.96%+     0.95%      0.96%      1.01%      1.07%      1.14%
--------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                 (0.57)%+   (0.49)%    (0.34)%    (0.39)%    (0.46)%    (0.27)%
--------------------------------------------------------------------------------------------
  Portfolio turnover rate     28.4%+     45.6%      43.2%      36.7%      56.2%      31.0%
--------------------------------------------------------------------------------------------
  Net assets, end of period
  (in millions)           $  2,186   $  2,064   $  1,758   $  1,440   $  1,028   $    646
--------------------------------------------------------------------------------------------


* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1999


STATEMENT OF NET ASSETS                          Shares       Value
-------------------------------------------------------------------
                                                       In thousands
  COMMON STOCKS  98.1%

  FINANCIAL SERVICES  14.6%

  Bank and Trust  1.5%
  Wells Fargo                                   775,000  $   33,131
                                                             33,131
                                                         ----------
  Insurance  1.7%
  ACE Limited                                   525,000      14,831
  MGIC Investment                               435,000      21,152
                                                             35,983
                                                         ----------
  Investment Services  4.8%
  Franklin Resources                            525,000      21,328
  Goldman Sachs Group *                         100,000       7,225
  Morgan Stanley Dean Witter                    400,000      41,000
  Waddell & Reed Financial (Class A)            325,000       8,918
  Waddell & Reed Financial (Class B)          1,000,000      27,000
                                                            105,471
                                                         ----------
  Other Financial Services  6.6%
  Associates First Capital (Class A)            900,000      39,881
  Fannie Mae                                    385,000      26,324
  Freddie Mac                                   800,000      46,400
  The CIT Group (Class A)                     1,100,000      31,763
                                                            144,368
                                                         ----------
  Total Financial Services                                  318,953
                                                         ----------

  CONSUMER SERVICES  35.6%

  Retailing/General Merchandisers  4.4%
  Costco Companies *                            500,000      40,016
  Kroger *                                    1,400,000      39,112
  Safeway *                                     344,100      17,033
  -----------------------------------------------------------------
                                                             96,161
                                                         ----------
  Retailing/Specialty Merchandisers  9.2%
  Circuit City Stores                           675,000      62,775
  Cole National (Class A) * +                 1,000,000       7,938
  CVS                                           236,000      11,977
  General Nutrition *                           369,100       8,593
  Home Depot                                    705,000      45,429

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------------------------------------


                                                 Shares       Value
-------------------------------------------------------------------
                                                       In thousands

  Office Depot *                              2,437,500  $   53,777
  Williams-Sonoma *                             340,000      11,836
                                                         ----------
                                                            202,325
                                                         ----------
  Entertainment and Leisure 3.8%
  Carnival (Class A)                            450,000      21,825
  Extended Stay America *                     2,000,000      24,000
  Premier Parks *                             1,000,000      36,750
                                                         ----------
                                                             82,575
                                                         ----------
  Restaurants/Food Distribution 1.8%
  Outback Steakhouse *                        1,000,000      39,219
                                                         ----------
                                                             39,219
                                                         ----------
  Personal Services  8.4%
  Apollo Group (Class A) *                    1,750,000      46,429
  Avis Rent A Car *                           1,000,000      29,125
  Cendant *                                   2,750,000      56,375
  ServiceMaster                               1,200,000      22,500
  Sylvan Learning Systems *                   1,050,000      28,547
                                                         ----------
                                                            182,976
                                                         ----------
  Communications  8.0%
  MCI Worldcom *                                675,000      58,071
  Vodafone ADR                                  287,500      56,637
  Voicestream Wireless *                      1,034,000      29,437
  Western Wireless                            1,125,000      30,410
                                                         ----------
                                                            174,555
                                                         ----------
  Total Consumer Services                                   777,811
                                                         ----------

  BUSINESS SERVICES  47.4%

  Health Care Services  3.4%
  Cardinal Health                               325,000      20,840
  IMS Health                                    500,000      15,625
  Omnicare                                    1,200,000      15,150
  Total Renal Care Holdings *                 1,500,000      23,344
                                                         ----------
                                                             74,959
                                                         ----------
  Computer Services  11.9%
  Acxiom *                                    1,250,000      31,211
  Affiliated Computer Services (Class A) *    1,000,000      50,625
  BISYS Group *                                 690,000      40,387

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


                                                 Shares       Value
-------------------------------------------------------------------
                                                       In thousands

  Ceridian *                                    400,000  $   13,075
  First Data                                    875,000      42,820
  Galileo International                         900,000      48,094
  SunGard Data Systems *                      1,000,000      34,500
                                                            260,712
                                                         ----------
  Environmental Services  3.9%
  Republic Services (Class A) *               1,300,000      32,175
  Waste Management                            1,000,000      53,750
                                                             85,925
                                                         ----------
  Other Business Services  10.4%
  ADVO *                                        775,000      16,081
  Catalina Marketing *                          475,000      43,700
  Concord EFS *                                 250,000      10,586
  Equifax                                       540,100      19,275
  Gartner Group (Class A) *                     850,000      17,425
  Interim Services *                          1,200,000      24,750
  Metamor Worldwide *                         1,075,000      25,800
  Modis Professional Services *               2,000,000      27,500
  NOVA *                                        950,900      23,772
  Paychex                                       562,500      17,895
                                                            226,784
                                                         ----------
  Energy Services  1.8%
  Schlumberger                                  400,000      25,475
  Smith International                           300,000      13,031
                                                             38,506
                                                         ----------
  Media Services  15.0%
  AT&T Liberty Media *                        1,900,000      69,825
  Chancellor Media *                          1,000,000      55,094
  Clear Channel Communications *                578,657      39,891
  Comcast (Class A Special)                   1,125,000      43,242
  Fox Entertainment Group (Class A) *         1,200,000      32,325
  Infinity Broadcasting (Class A) *           1,000,000      29,750
  Outdoor Systems *                           1,575,000      57,488
                                                            327,615
                                                         ----------
  Transportation Services  1.0%
  Coach USA *                                   523,300      21,946
                                                             21,946
                                                         ----------
  Total Business Services                                 1,036,447
                                                         ----------

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


                                                 Shares       Value
-------------------------------------------------------------------
                                                       In thousands

  Total Miscellaneous Common Stocks 0.5%                 $   12,353
                                                         ----------
  Total Common Stocks (Cost  $1,274,279)                  2,145,564
                                                         ----------

  SHORT-TERM INVESTMENTS  1.9%

  Money Market Funds  1.9%
  Reserve Investment Fund, 5.05% #           40,692,273      40,692
  -----------------------------------------------------------------
  Total Short-Term Investments (Cost  $40,692)               40,692
                                                         ----------

Total Investments in Securities
100.0% of Net Assets (Cost $1,314,971)                   $2,186,256

Other Assets Less Liabilities                                  (506)
                                                         ----------
NET ASSETS                                               $2,185,750
                                                         ==========
Net Assets Consist of:

Accumulated net investment income - net of
distributions                                            $   (5,854)

Accumulated net realized gain/loss - net of
distributions                                               194,865

Net unrealized gain (loss)                                  871,285

Paid-in-capital applicable to 41,228,735 shares
of no par value capital stock outstanding; unlimited
number of shares authorized                               1,125,454
                                                         ----------
NET ASSETS                                               $2,185,750
                                                         ==========
NET ASSET VALUE PER SHARE                                $    53.02
                                                         ==========



    +  Affiliated company
    *  Non-income producing
    #  Seven-day yield
  ADR  American Depository Receipt


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                           6 Months
                                                              Ended
                                                            6/30/99
  Investment Income
  Income
   Dividend                                              $    2,636
   Interest                                                   1,308
                                                         ----------
   Total income                                               3,944
                                                         ----------
  Expenses
   Investment management                                      6,854
   Shareholder servicing                                      2,655
   Prospectus and shareholder reports                           140
   Custody and accounting                                        83
   Registration                                                  49
   Legal and audit                                                7
   Trustees                                                       6
   Miscellaneous                                                  9
                                                         ----------
   Total expenses                                             9,803
   Expenses paid indirectly                                      (5)
                                                         ----------
   Net expenses                                               9,798
                                                         ----------
  Net investment income                                      (5,854)
                                                         ----------

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                    157,780
  Change in net unrealized gain or loss on securities        65,712
                                                         ----------
  Net realized and unrealized gain (loss)                   223,492
                                                         ----------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                 $  217,638
                                                         ==========


The accompanying notes are an integral part of these financial statements.

T ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                          6 Months         Year
                                                             Ended        Ended
                                                           6/30/99     12/31/98

  Increase (Decrease) in Net Assets
  Operations
   Net investment income                                $   (5,854)  $   (9,205)
   Net realized gain (loss)                                157,780      146,088
   Change in net unrealized gain or loss                    65,712      169,824
                                                        ------------------------
   Increase (decrease) in net assets from operations       217,638      306,707
                                                        ------------------------
  Distributions to shareholders
   Net realized gain                                             -     (153,725)
                                                        ------------------------
  Capital share transactions*
   Shares sold                                             189,610      553,381
   Distributions reinvested                                      -      149,481
   Shares redeemed                                        (285,946)    (549,281)
                                                        ------------------------
   Increase (decrease) in net assets from capital
   share transactions                                      (96,336)     153,581
                                                        ------------------------
  Net Assets
  Increase (decrease) during period                        121,302      306,563
  Beginning of period                                    2,064,448    1,757,885
                                                        ------------------------
  End of period                                         $2,185,750   $2,064,448
                                                        ========================
 *Share information
   Shares sold                                               3,904       11,747
   Distributions reinvested                                      -        3,508
   Shares redeemed                                          (5,874)     (11,832)
                                                        ------------------------
   Increase (decrease) in shares outstanding                (1,970)       3,423


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1999


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Significant Accounting Policies

T. Rowe Price New America Growth Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Affiliated Companies   As defined by the Investment Company Act of 1940, an
affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody credits.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------



Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $288,230,000 and $426,883,000, respectively, for the six months ended June 30, 1999.


Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,314,971,000. Net unrealized gain aggregated $871,286,000 at period-end, of which $915,850,000 related to appreciated investments and $44,564,000 to depreciated investments.


Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,166,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,274,000 for the six months ended June 30, 1999, of which $452,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $1,308,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



INVESTMENT SERVICES AND INFORMATION


          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking Available on most fixed income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
---------------------------------------
Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
---------------------------------------
Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
---------------------------------------
Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
---------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(r):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367


Invest With Confidence(R)  [LOGO APPEARS HERE]
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.           F60-051  6/30/99